Exhibit 99.2

Dauch Corporation Completes Acquisition of Dowlais Group plc

DETROIT, MI, February 3, 2026 – Dauch Corporation (Dauch), (NYSE: AXL) today announced it has completed its previously announced acquisition of Dowlais Group plc (Dowlais) and its subsidiaries – GKN Automotive and GKN Powder Metallurgy.

“This is a defining and transformational time for both companies,” said David C. Dauch, Chairman and Chief Executive Officer. “By uniting the capabilities of both organizations under one brand, we’re creating a premier Driveline and Metal Forming supplier serving the global automotive industry that is built to perform—one positioned to meet today’s demands and lead into the next era of propulsion.”

With the completion of the transaction, trading in Dowlais shares was suspended at 7:30 a.m. GMT on February 3, 2026. The Dowlais shares will be delisted from the London Stock Exchange effective as of February 4, 2026, at 8:00 a.m. GMT.

The combined company will operate under one unified brand: the Dauch Corporation. Dauch brings together two organizations with deep engineering roots, global manufacturing capability, and a shared entrepreneurial spirit. To mark the completion of the acquisition, the company introduced its brand platform, Built to Perform, underscoring Dauch’s commitment to engineering excellence, operational discipline, and long-term value creation. This platform reflects not only the company’s heritage but the expectations of its global customers who rely on Dauch for consistency, reliability, quality and performance.

Governance and Leadership

As previously announced, the combined company will be headquartered in Detroit, MI and will be led by David C. Dauch as Chairman and CEO. Dauch’s Board of Directors will be expanded to include two independent directors of Dowlais, Simon Mackenzie Smith and Fiona MacAulay effective February 5, 2026.

Reporting to Mr. Dauch are the following executives:

•	Michael J. Lynch – President Driveline
•	Markus Bannert – President Metal Forming
•	Christopher J. May – Executive Vice President & Chief Financial Officer
•	Terri M. Kemp – Senior Vice President Chief of Staff & Sustainability
•	Matthew Girlando – Vice President Strategy & Business Development
•	Renee McLeod – Vice President Human Resources
•	Christopher M. Son – Vice President Marketing & Communications
•	Kristen Netschke – Acting General Counsel

Business Operations

Driveline Operations will have the following executives reporting to Mr. Lynch:

•	Tolga Oal, President Axles Systems
•	Mark Gabriel, President Sideshafts / Propshafts / ePowertrain

Metal Forming Operations will have the following executives reporting to Mr. Bannert:

•	Jake Stiteler, President Forgings
•	Jean-Marc Durbuis, President Powder Metallurgy

About Dauch

Dauch Corporation is a premier Driveline and Metal Forming supplier serving the global automotive industry with a powertrain-agnostic product portfolio that supports electric, hybrid, and internal combustion vehicles. The company is headquartered in Detroit, MI, with operations that span 24 countries and more than 175 locations. Visit www.dauch.com to learn more.

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Contacts:

Christopher M. Son, Vice President, Marketing & Communications

+1 (313) 758-4814

Chris.son@aam.com

David H. Lim, Head of Investor Relations

+1 (313) 758-2006

David.lim@aam.com

Forward-looking statements

In this announcement, Dauch makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of Dauch and Dowlais Group plc (“Dowlais”) to consummate Dauch’s business combination with Dowlais (the "Business Combination") in a timely manner or at all, the closing the Business Combination and the regulatory approval process. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect Dauch's or the combined company's future financial position and operating results. The terms such as "will," "may," "could," "would," "plan," "believe," "expect," "anticipate," "intend," "project," "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to Dauch include factors detailed in the reports Dauch files with the United States Securities and Exchange Commission (the "SEC"), including those described under "Risk Factors" in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. Dauch expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.